Exhibit 99

Silicon Labs Announces Third Quarter 2020 Results

-- Strong Results Driven by Record IoT Revenue --

AUSTIN, Texas – October 28, 2020 – Silicon Labs (NASDAQ: SLAB), a leading provider of silicon, software and solutions for a smarter, more connected world, today reported financial results for its third quarter ended October 3, 2020. Revenue exceeded the top end of the guidance range at $221.3 million, up from $207.5 million in the second quarter. Third quarter GAAP and non-GAAP diluted earnings per share (EPS) were $0.07 and $0.73, respectively.

“Third quarter revenue exceeded the high end of our guidance range at $221.3 million,” said Tyson Tuttle, CEO of Silicon Labs. “Revenue was considerably stronger than expected, with our IoT products leading the way with a record quarter. We see sustained acceleration towards a more connected world, which our products are well-suited to address.”

Third Quarter Financial Highlights

•	IoT revenue grew to $133.2 million, up 16% sequentially and 3% year-on-year.
•	Infrastructure and Automotive revenue declined to $88.2 million, down 5% sequentially and 6% year-on-year.

On a GAAP basis:

•	GAAP gross margin was 58.8%.
•	GAAP R&D expenses were $72 million.
•	GAAP SG&A expenses were $48 million.
•	GAAP operating income as a percentage of revenue was 4.3%.
•	GAAP diluted earnings per share was $0.07.

On a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, restructuring charges, non-cash interest expense and other costs associated with convertible notes, and certain other items as set forth in the reconciliation tables below:

•	Non-GAAP gross margin was 59.5%.
•	Non-GAAP R&D expenses were $56 million.
•	Non-GAAP SG&A expenses were $39 million.
•	Non-GAAP operating income as a percentage of revenue was 16.9%.
•	Non-GAAP diluted earnings per share were $0.73.

Product Results

•	Expanded our Bluetooth® Low Energy portfolio this quarter with the launch of the BGM220S and BGM220P modules. At just 6x6 mm, the BGM220S is one of the world's smallest Bluetooth modules. It provides ultra-small size, low-cost, and long battery life to add turnkey Bluetooth connectivity to a variety of end products.
•	Launched the Si54x/6x Ultra Series, a new family of small form-factor, high-performance crystal oscillators. The Si54x/6x Ultra Series delivers jitter performance as low as 80 femtoseconds for integer and fractional frequencies across the entire operating range, providing outstanding jitter margin for demanding applications including data center interconnect, optical transport, broadcast video and test/measurement.
•	Introduced new Si823Hx/825xx isolated gate drivers offering a combination of faster and safer switching, low latency and high noise immunity capabilities that enable power converter designers to meet or exceed increasing energy efficiency standards and size constraints in a variety of applications including data center and industrial power supplies, micro inverters for solar power, and traction inverters for the electric vehicle market.

Business Highlights

•	Announced collaboration with Amazon to support Sidewalk, a secure network created by neighbors who share a small portion of Wi-Fi bandwidth to help their devices work better at home and beyond the front door. Sidewalk is a free software application layer that works on top of our Wireless Gecko Series 2 products to support Sidewalk's sub-GHz and Bluetooth Low Energy protocols and permit IoT devices to securely connect to each other through the cloud.
•	Held our first-ever Works With smart home developer conference with leaders from the world’s largest smart home ecosystem players including key executives from Google, Amazon, Ring, and Comcast. Our Works With conference provided an onramp enabling smart home developers to directly engage with the biggest, most popular smart home ecosystems through co-authored curriculum featuring 40 technical sessions, 12 hands-on workshops and six keynotes spanning 40 hours of high quality, high engagement content.
•	Debuted our new Secure Vault technology for Silicon Labs’ multiprotocol Wireless Gecko Series 2 platform. Our products are the first with radios to earn ARM’s PSA Level 2 security certification. We also received SmartCert security certification from the ioXt Alliance and were awarded a Gold medal in the 2020 LEAP Awards Connectivity category for best-in-class security.
•	Released Simplicity Studio 5, which is the latest version of our free to use, class-leading IoT developer environment. Simplicity Studio now offers universal access and an enhanced experience across a wide range of wireless protocols, all within a new, intuitive and responsive web-style user interface allowing customers to accelerate differentiation and time to market.
•	Announced our collaboration with STRATIS on their 3.0 Gateway which uses Silicon Labs’ connectivity products to provide multiprotocol wireless capabilities connecting smart devices throughout apartment communities. This new industrial IoT application enables residents to use their smartphones as a credential to enter the apartment building and their fully equipped smart apartment unit. The system also allows property managers to control energy usage and smart technology in vacant units and monitor common areas.

•	Continued to focus on addressing health and safety during the ongoing pandemic by collaborating with our customers to expedite time-to-market of impactful products. For example, we worked with Maggy, a Belgium-based start-up, to use our BGM13S Bluetooth module to enable a new, compact social-distancing wearable that warns users when the distance between people becomes too small and could pose a risk of COVID-19 infection transfer.
•	Promoted Serena Townsend to Silicon Labs’ Chief People Officer to lead the company’s global talent strategy, people programs, and values-driven, inclusive culture.

Business Outlook

The company expects fourth quarter revenue to be in the range of $221 to $231 million, with IoT and Infrastructure & Automotive up, and estimates the following:

On a GAAP basis:

•	GAAP gross margin at approximately 59%.
•	GAAP operating expenses at approximately $123 million.
•	GAAP effective tax rate of 0.0%.
•	GAAP diluted earnings per share between $0.02 and $0.12.

On a non-GAAP basis, excluding the impact of stock compensation, amortization of acquired intangible assets, acquisition related charges, restructuring charges, non-cash interest expense and other costs associated with convertible notes, and certain other items as set forth in the reconciliation tables below:

•	Non-GAAP gross margin at approximately 59%.
•	Non-GAAP operating expenses at approximately $95 million.
•	Non-GAAP effective tax rate at 13.0%.
•	Non-GAAP diluted earnings per share between $0.68 and $0.78.

Webcast and Conference Call

A conference call discussing the quarterly results will follow this press release at 7:30 a.m. Central time. An audio webcast will be available on Silicon Labs' website (www.silabs.com) under Investor Relations. A replay will be available after the call at the same website listed above or by calling 1 (877) 344-7529 (US) or (412) 317-0088 (International) and entering access code 10145993. The replay will be available through November 28, 2020.

About Silicon Labs

Silicon Labs (NASDAQ: SLAB) is a leading provider of silicon, software and solutions for a smarter, more connected world. Our award-winning technologies are shaping the future of the Internet of Things, Internet infrastructure, industrial automation, consumer and automotive markets. Our world-class engineering team creates products focused on performance, energy savings, connectivity and simplicity. silabs.com

Forward-Looking Statements

This press release contains forward-looking statements based on Silicon Labs’ current expectations. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Silicon Labs are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Silicon Labs and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: the impact of COVID-19 on the U.S. and global economy, including the restrictions on travel and transportation and other actions taken by governmental authorities and disruptions to the business of our customers or our global supply chain that have occurred or may occur in the future, the ongoing impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs; risks that Silicon Labs may not be able to maintain its historical growth; quarterly fluctuations in revenues and operating results; difficulties developing new products that achieve market acceptance; risks associated with international activities (including trade barriers, particularly with respect to China); intellectual property litigation risks; risks associated with acquisitions and divestitures; product liability risks; difficulties managing Silicon Labs’ distributors, manufacturers and subcontractors; dependence on a limited number of products; absence of long-term commitments from customers; inventory-related risks; difficulties managing international activities; risks that Silicon Labs may not be able to manage strains associated with its growth; credit risks associated with its accounts receivable; dependence on key personnel; stock price volatility; geographic concentration of manufacturers, assemblers, test service providers and customers in Asia that subjects Silicon Labs’ business and results of operations to risks of natural disasters, epidemics or pandemics, war and political unrest; debt-related risks; capital-raising risks; the competitive and cyclical nature of the semiconductor industry; average selling prices of products may decrease significantly and rapidly; information technology risks; cyber-attacks against Silicon Labs’ products and its networks; conflict mineral risks and other factors that are detailed in the SEC filings of Silicon Laboratories Inc. Silicon Labs disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. References in this press release to Silicon Labs shall mean Silicon Laboratories Inc.

Note to editors: Silicon Laboratories, Silicon Labs, the “S” symbol, and the Silicon Labs logo are trademarks of Silicon Laboratories Inc. All other product names noted herein may be trademarks of their respective holders.

CONTACT: George Lane, +1 (512) 712-0019, George.Lane@silabs.com

Silicon Laboratories Inc.

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 3, 2020	September 28, 2019	October 3, 2020	September 28, 2019
Revenues	$221,350	$223,294	$643,760	$618,116
Cost of revenues	91,276	89,204	258,209	241,103
Gross profit	130,074	134,090	385,551	377,013
Operating expenses:
Research and development	71,969	62,552	214,030	187,974
Selling, general and administrative	48,483	47,718	150,883	145,571
Operating expenses	120,452	110,270	364,913	333,545
Operating income	9,622	23,820	20,638	43,468
Other income (expense):
Interest income and other, net	2,044	3,172	8,562	9,691
Interest expense	(8,604)	(5,126)	(25,923)	(15,128)
Income before income taxes	3,062	21,866	3,277	38,031
Provision (benefit) for income taxes	(100)	1,685	(306)	28,481
Net income	$3,162	$20,181	$3,583	$9,550

Earnings per share:
Basic	$0.07	$0.47	$0.08	$0.22
Diluted	$0.07	$0.45	$0.08	$0.22

Weighted-average common shares outstanding:
Basic	43,815	43,358	43,737	43,311
Diluted	44,328	44,634	44,254	44,120

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

Non-GAAP Income Statement Items	Three Months Ended October 3, 2020
	GAAP Measure	GAAP Percent of Revenue	Stock Compensation Expense	Intangible Asset Amortization	Acquisition Related Items	Restructuring Charges	Non-GAAP Measure	Non-GAAP Percent of Revenue
Revenues	$221,350

Gross profit	130,074	58.8%	$390	$--	$1,233	$--	$131,697	59.5%

Research and development	71,969	32.5%	7,384	8,954	--	37	55,594	25.1%

Selling, general and administrative	48,483	22.0%	6,785	2,894	--	153	38,651	17.5%

Operating income	9,622	4.3%	14,559	11,848	1,233	190	37,452	16.9%

Non-GAAP Earnings Per Share	Three Months Ended October 3, 2020
	GAAP Measure	Stock Compensation Expense*	Intangible Asset Amortization*	Acquisition Related Items*	Restructuring Charges*	Interest Expense Adjustments*	Income Tax Adjustments	Non- GAAP Measure
Net income	$3,162	$14,559	$11,848	$1,233	$190	$6,373	$(4,853)	$32,512

Diluted shares outstanding	44,328							44,328

Diluted earnings per share	$0.07							$0.73

* Represents pre-tax amounts

Unaudited Forward-Looking Statements Regarding Business Outlook

(In millions, except per share data)

Business Outlook	Three Months Ending January 2, 2021
	GAAP Measure	Non-GAAP Adjustments*	Non-GAAP Measure
Gross margin	59%	0%	59%

Operating expenses	$123	$28	$95

Effective tax rate	0.0%	13.0%	13.0%

Diluted earnings per share - low	$0.02	$0.66	$0.68

Diluted earnings per share - high	$0.12	$0.66	$0.78

* Non-GAAP adjustments include the following estimates: stock compensation expense of $16.0 million, intangible asset amortization of $12.0 million, and interest expense adjustments of $6.0 million, and associated tax impact from the aforementioned items.

Silicon Laboratories Inc.

Condensed Consolidated Balance Sheets

(In thousands, except per share data)

(Unaudited)

	October 3, 2020	December 28, 2019
Assets
Current assets:
Cash and cash equivalents	$230,358	$227,146
Short-term investments	491,428	498,825
Accounts receivable, net	80,460	75,639
Inventories	66,159	73,057
Prepaid expenses and other current assets	69,244	69,192
Total current assets	937,649	943,859
Property and equipment, net	139,673	135,939
Goodwill	631,932	398,402
Other intangible assets, net	178,076	134,279
Other assets, net	55,745	62,374
Total assets	$1,943,075	$1,674,853

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$46,228	$38,899
Deferred revenue and returns liability	22,323	19,251
Other current liabilities	82,595	79,551
Total current liabilities	151,146	137,701
Convertible debt	561,678	368,257
Other non-current liabilities	60,200	53,844
Total liabilities	773,024	559,802
Commitments and contingencies
Stockholders' equity:
Preferred stock – $0.0001 par value; 10,000 shares authorized; no shares issued	--	--
Common stock – $0.0001 par value; 250,000 shares authorized; 43,827 and 43,496 shares issued and outstanding at October 3, 2020 and December 28, 2019, respectively	4	4
Additional paid-in capital	183,471	133,793
Retained earnings	984,716	980,608
Accumulated other comprehensive income	1,860	646
Total stockholders' equity	1,170,051	1,115,051
Total liabilities and stockholders' equity	$1,943,075	$1,674,853

Silicon Laboratories Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	October 3, 2020	September 28, 2019
Operating Activities
Net income	$3,583	$9,550
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation of property and equipment	12,896	12,675
Amortization of other intangible assets and other assets	32,741	29,891
Amortization of debt discount and debt issuance costs	14,946	10,031
Loss on extinguishment of convertible debt	3,977	--
Stock-based compensation expense	44,329	40,042
Deferred income taxes	(7,382)	24,531
Changes in operating assets and liabilities:
Accounts receivable	(2,902)	(2,975)
Inventories	11,283	3,512
Prepaid expenses and other assets	(6,162)	23,401
Accounts payable	6,103	6,419
Other current liabilities and income taxes	3,648	(15,602)
Deferred revenue and returns liability	2,643	(667)
Other non-current liabilities	7,260	(5,957)
Net cash provided by operating activities	126,963	134,851

Investing Activities
Purchases of available-for-sale investments	(418,227)	(306,645)
Sales and maturities of available-for-sale investments	427,235	268,140
Purchases of property and equipment	(15,247)	(12,773)
Purchases of other assets	(1,280)	(7,132)
Acquisition of business, net of cash acquired	(316,809)	--
Net cash used in investing activities	(324,328)	(58,410)

Financing Activities
Proceeds from issuance of debt	845,000	--
Payments on debt	(618,729)	(1,127)
Repurchases of common stock	(16,287)	(26,716)
Payment of taxes withheld for vested stock awards	(17,562)	(15,693)
Proceeds from the issuance of common stock	8,155	7,108
Net cash provided by (used in) financing activities	200,577	(36,428)

Increase in cash and cash equivalents	3,212	40,013
Cash and cash equivalents at beginning of period	227,146	197,043
Cash and cash equivalents at end of period	$230,358	$237,056